Exhibit 99.1

Contact

Stephen Cohen

Teneo Strategy for GulfMark Offshore

E-mail: stephen.cohen@teneostrategy.com

(212) 886-9332

NEWS RELEASE

GulfMark Offshore Commences Chapter 11 Proceedings

●     Restructuring Process Progressing as Previously Announced

●     Proceedings Limited to Parent Company and Exclude Operating Subsidiaries

HOUSTON, May 17, 2017 -- GulfMark Offshore, Inc. (“GulfMark”) (OTCPink: GLFM) announced today that it has commenced a chapter 11 case in the United States Bankruptcy Court for the District of Delaware. The bankruptcy filing is the next step in GulfMark’s restructuring efforts launched by the previously announced Restructuring Support Agreement (“RSA”) dated May 15, 2017. Information related to the RSA was filed on Form 8-K on May 16, 2017.

The chapter 11 filing does not include any of GulfMark’s operating subsidiaries. Contracts and relationships between GulfMark’s operating subsidiaries and their customers, vendors, and employees, are unaffected by the bankruptcy filing.

GulfMark has filed a series of motions with the Bankruptcy Court requesting authority, among other things, to enter into a $35 million interim financing facility. Subject to Bankruptcy Court approval, the financing is expected to be sufficient to support GulfMark’s operations during the restructuring process.

Additional information is available at www.gulfmark.com/restructuring.html. Court documents pertaining to the chapter 11 proceedings can be accessed directly through the Claims Agent website, https://cases.primeclerk.com/gulfmark. Customers and suppliers with inquiries can call (844) 822-9230 (Domestic) or (347) 338-6503 (International) for assistance.

About GulfMark Offshore

GulfMark Offshore, Inc. provides marine transportation services to the energy industry through a fleet of offshore support vessels serving every major offshore energy industry market in the world.

Forward Looking Information

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “believe,” “expect,” “expected to be,” “anticipate,” “plan,” “intend,” “foresee,” “forecast,” “continue,” “can,” “will,” “will continue,” “may,” “should,” “would,” “could” or other similar expressions that are intended to identify forward-looking statements. In addition, any statement concerning future financial performance, ongoing business strategies or prospects are also forward-looking statements as so defined. Statements in this press release that contain forward-looking statements may include, but are not limited to, statements regarding future operations and performance of GulfMark’s operating subsidiaries, the proposed financing, future cash flows from operations, future liquidity and capital resources, results of the restructuring process and future financial position, competitive position and growth opportunities. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future financial condition are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (many of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: risks of insufficient access to sources of liquidity; operational risk; the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where we operate; changes in competitive factors; and other material factors that are described from time to time in our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, these forward-looking statements should not be regarded as representations that the projected or anticipated outcomes can or will be achieved. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements. These forward-looking statements should not be regarded as representations that the projected or anticipated outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

# # #